May 20, 2008



Securities and Exchange Commission
100 F Street N.E.
Washington, D.C. 20549


RE:  Perf-Go Green Holdings, Inc.



File Ref. No.  333-141054


We have read the statements of Perf-Go Green Holdings, Inc. (f/k/a ESYS Holdings, Inc.) pertaining to our firm included under Item 4.01 of Form 8-K/A dated May 20, 2008 and agree with such statements as they pertain to our firm.




                                            Regards,

                                              /s/ Webb & Company, P.A.
                                            -----------------------------

                                            WEBB & COMPANY, P.A.
                                            Certified Public Accountants